--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------


                                                                     New England
                                                          Massachusetts Tax Free
                                                                     Income Fund

December 31, 1996

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

    Sincerely,


/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer, President


For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).


                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

[A chart appears here illustrating the growth of a $10,000 investment in the Massachusetts Tax Free Fund's Class A shares since 12/31/86 compared to the Lehman Municipal Index and the Cost of Living. The plot points for this chart are as follows.]

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

        COMPARED TO LEHMAN MUNICIPAL INDEX(4) AND THE COST OF LIVING(5)

                                                                  COST OF
DATE               NAV(1)           POP(2)        LEHMAN(4)      LIVING(5)
----              --------         -------        ---------      ---------
12/31/86          $10,000           $9,575        $10,000        $10,000
12/31/87          $10,068           $9,640        $10,151        $10,443
12/31/88          $11,049          $10,579        $11,182        $10,905
12/31/89          $11,931          $11,424        $12,389        $11,412
12/31/90          $12,552          $12,018        $13,292        $12,109
12/31/91          $13,992          $13,397        $14,906        $12,479
12/31/92          $15,261          $14,612        $16,219        $12,841
12/31/93          $17,153          $16,424        $18,211        $13,194
12/31/94          $15,880          $15,205        $17,269        $13,548
12/31/95          $18,713          $17,918        $20,284        $13,902
12/31/96          $19,319          $18,498        $21,185        $14,363

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96*
--------------------------------------------------------------------------------
  CLASS A (Inception 3/23/84)    1 YEAR         5 YEAR         10 YEAR

  Net Asset Value(1)              3.24%          6.67%          6.81%
  With Max. Sales Charge(2)      -1.16           5.74           6.34
  Lipper MA Municipal Average(6)  3.39           6.91           6.85

--------------------------------------------------------------------------------
  CLASS B (Inception 9/13/93)    1 YEAR         3 YEAR     SINCE INCEPTION

  Net Asset Value(1)              2.58%          3.34%          3.20%
  With CDSC(3)                   -1.33           2.43           2.68
  Lehman Municipal Index(4)       4.44           5.18           5.22
  Lipper MA Municipal Average(6)  3.39           4.17            n/a

                                                        YIELDS AS OF 12/31/96(7)
--------------------------------------------------------------------------------
                                      CLASS A            CLASS B

           SEC 30-day Yield            4.96%              4.55%
           Taxable Equivalent Yield    9.33               8.56

*These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.25% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines. Taxable equivalent yield is based on the maximum combined federal and Massachusetts state income tax bracket of 46.85%. The alternative minimum tax may apply. Some federal and state taxes may apply.

--------------------------------------------------------------------------------
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q.  How did New England Massachusetts Tax Free Income Fund perform in 1996?

[Photo of James Welch
Back Bay Advisors, L.P.]

    The Fund's performance was very good despite widely fluctuating interest rates during the year. For the 12-month period, the Fund had a total return of 3.24% for Class A shares, based on net asset value, just shy of the average return of 3.39% for the Lipper Massachusetts Municipal Average. The Fund also generated attractive levels of tax-exempt income: As of December 31, 1996, the Fund's 30-day SEC yields7 were 4.96% and 4.55% for Class A and Class B shares, respectively, which translate into taxable equivalent yields of 9.33% and 8.56% for taxable investments for investors in the maximum combined federal and Massachusetts state income tax bracket of 46.85%.*

Q.  How did you manage the Fund during the year?

    We actively managed the portfolio's structure as economic conditions changed during the course of the year. When unexpectedly strong economic activity early in the year caused interest rates to move sharply higher, we reduced the Fund's sensitivity to changes in interest rates by decreasing its duration to about 7.5 years. Duration measures a portfolio's sensitivity to changes in interest rates; a lower duration results in smaller price declines when interest rates rise. Because bond prices and interest rates move in opposite directions, this move protected shareholders' asset value as interest rates were rising. Other strategic moves that reduced the portfolio's price volatility included increasing the average coupon (bond interest rate), call protection (length of time until the bond may be redeemed) and credit quality of the Fund's investments.

    During the second half of the year, a moderating economy made the environment for fixed income securities more appealing, and we took advantage of an improved investment environment by extending duration and adding to our position in lower coupon discount bonds (bonds priced below par), which tend to have stronger price gains when interest rates decline.

    Our positive outlook on the Commonwealth of Massachusetts continued as employment growth, housing activity and exports all remained strong, making the real estate and high technology driven recession of the early 1990s a receding memory. The Fund's positions in both state and local general obligation issues (bonds backed by the full faith and credit of the Commonwealth or its municipalities) have benefited from this improvement. Your Fund does not have any exposure to Massachusetts county obligations, which came under greater scrutiny late in the fiscal year, prompted by the well-publicized default and potential bankruptcy of Middlesex County.

    During the first half of the year, the Fund profited from a substantial position in housing revenue bonds, whose repayment is backed by single and multi-family homeowners' mortgage payments. These bonds tend to perform very well in rising interest rate environments because investors know that property owners are less likely to refinance and prepay their mortgages when rates are rising. As we have become more constructive on the bond market, we have been paring down this position and increasing our investments in discount bonds, which are more interest rate sensitive and offer better appreciation potential in a positive market environment.

    During the second half of the year we enhanced the Fund's income stream by increasing our holdings in higher yielding hospital bonds, particularly those in the western part of the state, which are not subjected to the strong competitive environment found in greater Boston.

Q.  What is your investment outlook for the months ahead?

    We believe that we will see continued moderate economic growth and low levels of inflation, both positive factors for fixed income investments. Our long-term outlook for the Massachusetts municipal bond market is also positive. While certain large issuers such as Massport and projects such as the "Big Dig" may generate future borrowing, we expect the current low supply of new issues to continue. Strong demand for Massachusetts tax-exempt bonds as a result of a robust local economy and high tax rates should combine with low supply to suggest a favorable environment for Massachusetts municipal bonds and for your Fund.

*Alternative minimum tax and some federal or state taxes may apply.

--------------------------------------------------------------------------------
                       CREDIT QUALITY COMPOSITION 12/31/96
--------------------------------------------------------------------------------

AAA       43.49%
AA         7.66%
A         33.73%
BBB       10.48%
OTHERS     4.65%

     Average Credit Quality = AA-   Average Portfolio Maturity = 20 Years

Credit ratings supplied by Standard & Poor's.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1996

TAX EXEMPT BONDS--100.9% OF TOTAL NET ASSETS
                                                                RATINGS (c)
                                                               (UNAUDITED)
                                                           ---------------------
   FACE                                                                 STANDARD
  AMOUNT    ISSUER                                         MOODY'S      & POOR'S         VALUE (a)
----------------------------------------------------------------------------------------------------
            MASSACHUSETTS BAY TRANSPORTATION AUTHORITY--4.0%
$2,500,000  General Transportation Series B, 5.250%,
              3/01/17 (FGIC) ..........................      Aaa          AAA           $  2,403,625
 2,470,000  General Transportation Systems Series B,
              5.250%, 3/01/14, (FSA)  .................      Aaa          AAA              2,423,292
                                                                                        ------------
                                                                                           4,826,917
                                                                                        ------------
            MASSACHUSETTS MUNICIPAL--4.8%
 2,500,000  Boston, Series A, 5.000%, 11/01/13 (FGIC) .      Aaa          AAA              2,403,550
 1,000,000  Haverhill, Series A, 7.000%, 6/15/12 (FGIC)      Aaa          AAA              1,098,940
 1,000,000  Nantucket, 6.800%, 12/01/11  ..............       A            --              1,101,780
 1,000,000  Worcester, 6.900%, 5/15/07 (FGIC) .........      Aaa          AAA              1,128,820
                                                                                        ------------
                                                                                           5,733,090
                                                                                        ------------
            MASSACHUSETTS STATE--4.5%
 4,750,000  Refunding Series A, 6.500%, 11/01/14 (MBIA)      Aaa          AAA              5,372,013
                                                                                        ------------
            MASSACHUSETTS STATE HEALTH & EDUCATION
              FACILITY AUTHORITY--21.2%
 1,500,000  Beverly Hospital Ribs, 7.270%, 6/18/20
              (MBIA) ..................................      Aaa          AAA              1,502,355
 3,000,000  Boston University Ribs, Series L, 9.360%,
              10/01/31, (MBIA) ........................      Aaa          AAA              3,422,250
 1,750,000  Charlton Memorial Hospital, Series B,
              7.250%, 7/01/13  ........................       A            A               1,868,160
 4,000,000  Dana Farber, Series G-1, 6.250%, 12/01/22 .      A1            A               4,124,080
 1,410,000  Faulkner Hospital, Series C, 6.000%,
              7/01/13 .................................     Baa1           --              1,379,685
 2,400,000  Medical Center of Central Mass., Class A,
              7.000%, 7/01/12 .........................       A            A               2,539,680
 1,000,000  New England Baptist, Series B, 7.300%,
              7/01/11 .................................     Baa1          BBB+             1,074,380
 1,220,000  New England Deaconess Hospital, Series D,
              6.875%, 4/01/22, (AMBAC)  ...............      Aaa          AAA              1,334,668
 1,190,000  New England Medical Center, Series F,
              6.625%, 7/01/25, (FGIC) .................      Aaa          AAA              1,283,236
 2,000,000  North Adams Regional Hospital, Series C,
              6.750%, 7/01/09 .........................      --           BBB-             2,081,060
 1,000,000  Tufts University, Series D, 7.750%, 8/01/13      A1            A+              1,070,480
 1,500,000  Valley Regional Health System, Series B,
              8.000%, 7/01/18 .........................      Aaa           --              1,701,135
 1,000,000  Valley Regional Health System, Series C,
              6.250%, 7/01/11, (Connie Lee)  ..........      --           AAA              1,065,960
 1,000,000  Wentworth Institute of Technology, Series
              A, 7.400%, 4/01/10, (AMBAC)  ............      Aaa          AAA              1,110,050
                                                                                        ------------
                                                                                          25,557,179
                                                                                        ------------
            MASSACHUSETTS STATE HOUSING FINANCE
              AGENCY--20.7%
 4,000,000  Housing Revenue, Series A, 6.375%, 4/01/21.      A1            A+              4,051,840
   215,000  Housing Revenue, Series A, 9.000%, 12/01/18      --            A+                222,194
 1,350,000  Housing Revenue, Series B, 6.500%, 7/01/25
              (AMBAC) .................................      Aaa          AAA              1,408,360
   715,000  Multifamily Residential Development, Series
              A, 7.650%, 2/01/28, (FNMA) ..............      Aaa          AAA                743,293
 2,000,000  Residential Development, Series A, 6.900%,
              11/15/24, (FNMA) ........................      Aaa          AAA              2,130,280
 1,000,000  Residential Development, Series D, 6.800%,
              11/15/12, (FNMA) ........................      Aaa          AAA              1,070,150
 2,500,000  Residential Development, Series E, 6.250%,
              11/15/12, (FNMA) ........................      Aaa          AAA              2,577,900
 2,000,000  Residential Development, Series F, 6.250%,
              11/15/12, (FNMA) ........................      Aaa          AAA              2,062,320
 1,300,000  Residential Development, Series I, 6.900%,
              11/15/25, (FNMA) ........................      Aaa          AAA              1,374,776
 3,410,000  Single Family Mortgage, Series 13, 7.950%,
              6/01/23  ................................      Aa            A+              3,652,144
 3,000,000  Single Family Mortgage, Series 21, 7.125%,
              6/01/25  ................................      Aa            A+              3,191,400
 1,985,000  Single Family Mortgage, Series 32, 6.600%,
              12/01/26  ...............................      Aa            A+              2,050,346
   400,000  Single Family Mortgage, Series 4, 7.375%,
              6/01/14  ................................      Aa            A+                409,208
                                                                                        ------------
                                                                                          24,944,211
                                                                                        ------------
            MASSACHUSETTS STATE INDUSTRIAL FINANCE
              AGENCY--11.2%
 2,125,000  Babson College Series, 5.375%, 10/01/17  ..      A3            --              2,063,524
 2,000,000  Babson College Series A, 5.250%, 10/01/27        A3            --              1,869,980
 3,000,000  College of The Holy Cross, 6.450%, 1/01/12       Aaa          AAA              3,285,540
 2,000,000  FHA Briscoe House Assisted Living A,
              7.125%, 2/01/36  ........................      --           AAA              2,124,760
 1,500,000  First Healthcare Corp. Project, 7.750%,
              4/01/19 .................................      --            --              1,526,670
 1,000,000  Harvard Community Health Plan, Series B,
              7.750%, 10/01/08, (MBIA)  ...............      Aaa          AAA              1,074,540
   475,000  Ogden Haverhill Project, 7.250%, 12/01/06
              (AMBAC) .................................      Aaa          AAA                490,000
 1,000,000  Ogden Haverhill Project, 7.375%, 12/01/11
              (AMBAC) .................................      Aaa          AAA              1,032,450
                                                                                        ------------
                                                                                          13,467,464
                                                                                        ------------
            MASSACHUSETTS STATE PORT AUTHORITY REVENUE--1.6%
 2,000,000  Special Facilities USAir Project Series A,
              5.875%, 9/01/23, (MBIA).................       Aaa          AAA              1,987,820
                                                                                        ------------
            OTHER MASSACHUSETTS OBLIGATIONS--12.5%
 2,000,000  Consolidated Loan, Series A, 7.625%,
              6/01/08 .................................      Aaa           A+              2,284,180
 1,195,000  Massachusetts Educational Loan Authority,
              7.250%, 1/01/09, (AMBAC)  ...............      Aaa          AAA              1,263,951
 1,500,000  Massachusetts Municipal Wholesale Electric,
              6.750%, 7/01/08 .........................      Baa          BBB+             1,604,865
 2,500,000  Massachusetts Municipal Wholesale Electric,
              6.750%, 7/01/11 .........................      Baa          BBB+             2,671,075
 4,300,000  Massachusetts Water Resource Authority,
              Series B, 5.000%, 3/01/22, (MBIA)  ......      Aaa          AAA              3,921,428
 3,000,000  New England Educational Loan, Sub-Issue H,
              6.900%, 11/01/09 ........................      A1            --              3,275,310
                                                                                        ------------
                                                                                          15,020,809
                                                                                        ------------
            OTHER OBLIGATIONS--11.1%
   500,000  Guam Airport Authority Revenue Bond, Series
              B, 6.400%, 10/01/05  ....................      --           BBB                524,465
 2,500,000  Guam Airport Authority Revenue Bond, Series
              B, 6.600%, 10/01/10  ....................      --           BBB              2,585,075
 2,925,000  Guam Power Authority Revenue Bond, Series
              A, 5.250%, 10/01/13  ....................      --           BBB              2,686,320
 3,400,000  Guam Power Authority Revenue Bond, Series
              A, 6.300%, 10/01/12  ....................      --           BBB              3,472,522
 3,850,000  Virgin Islands Public Finance Authority,
              Series A, 7.250%, 10/01/18  .............      --            --              4,113,687
                                                                                        ------------
                                                                                          13,382,069
                                                                                        ------------
            PUERTO RICO OBLIGATIONS--9.3%
 5,000,000  Aqueduct & Sewer Authority, 5.000%, 7/01/19     Baa1           A               4,559,400
 5,160,000  Aqueduct & Sewer Authority, 6.250%, 7/01/13     Baa1           A               5,587,609
   750,000  Aqueduct & Sewer Authority, 10.250%, 7/01/09    Aaa          AAA              1,036,223
                                                                                        ------------
                                                                                          11,183,232
                                                                                        ------------

            Total Tax-Exempt Bonds (Identified Cost $116,522,640) ...............        121,474,804
                                                                                        ------------
SHORT TERM INVESTMENTS--2.6%
----------------------------------------------------------------------------------------------------
 3,130,000  Household Finance Corp. 6.250%, 1/02/97 ..............................         3,129,457
                                                                                        ------------
            Total Short Term Investments (Identified Cost $3,129,457) ............         3,129,457
                                                                                        ------------
            Total Investments--103.5% (Identified Cost $119,652,097) (b) .........       124,604,261
            Other assets less liabilities ........................................        (4,228,252
                                                                                        ------------
            Total Net Assets--100% ...............................................      $120,376,009
                                                                                        ============

(a) See Note 1a.
(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $119,652,097 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is
    an excess of value over tax cost .............................................      $5,155,065
    Aggregate gross unrealized depreciation for all investments in which there is
    an excess of tax cost over value .............................................        (202,901)
                                                                                        ----------
    Net unrealized appreciation ..................................................      $4,952,164
                                                                                        ==========
    As of December 31, 1996, the Fund had a net tax basis capital loss carryforward as follows:
    Expiring December 31, 2002 ..................................................       S2,261,034
(c) The ratings shown are believed to be the most recent ratings available at
    December 31, 1996. Securities are generally rated at the time of issuance.
    The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1996. The Fund's advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

Legend of Portfolio abbreviations:

AMBAC      -- American Municipal Bond Assurance Corp.
Connie Lee -- College Construction Loan Insurance Association
FGIC       -- Financial Guarantee Insurance Company
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
MBIA       -- Municipal Bond Investors Assurance Corp.


                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------
                             STATEMENT OF ASSETS & LIABILITIES
----------------------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .....................................                      $124,604,261
  Cash .....................................................                             1,154
  Receivable for:
    Fund shares sold .......................................                            35,461
    Accrued interest .......................................                         1,961,327
  Prepaid registration expense .............................                             3,000
                                                                                  ------------
                                                                                   126,605,203
LIABILITIES
  Payable for:
    Securities purchased ...................................      $5,895,131
    Fund shares redeemed ...................................          53,471
    Dividends declared .....................................         121,196
    Miscellaneous ..........................................           3,325
  Accrued expenses:
    Management fees ........................................         101,625
    Deferred trustees' fees ................................           6,572
    Accounting and administrative ..........................           2,425
    Other expenses .........................................          45,449
                                                                  ----------
                                                                                     6,229,194
                                                                                  ------------
NET ASSETS .................................................                      $120,376,009
                                                                                  ============
  Net Assets consist of:
    Capital paid in ........................................                      $117,734,702
    Distributions in excess of net investment income .......                           (49,823)
    Accumulated net realized losses ........................                        (2,261,034)
    Unrealized appreciation on investments .................                         4,952,164
                                                                                  ------------
NET ASSETS .................................................                      $120,376,009
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($112,934,366 divided by 6,842,884 shares of beneficial
  interest) ................................................                            $16.50
                                                                                        ======
Offering price per share (100/95.75 of $16.50) .............                            $17.23*
                                                                                        ======
Net asset value and offering price of Class B shares
  ($7,441,643 divided by 451,711 shares of beneficial
  interest) ................................................                            $16.47**
                                                                                        ======

  Identified cost of investments ...........................                      $119,652,097
                                                                                  ============

* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------
                                STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------

December 31, 1996

INVESTMENT INCOME
  Interest .................................................                       $7,521,793
  Expenses
    Management fees ........................................     $   705,303
    Service and distribution fees - Class A ................         399,198
    Service and distribution fees - Class B ................          70,055
    Trustees' fees and expenses ............................          22,543
    Accounting and administrative ..........................          29,893
    Custodian ..............................................          82,644
    Transfer agent .........................................         184,539
    Audit and tax services .................................          18,000
    Legal ..................................................          26,193
    Printing ...............................................          29,601
    Registration ...........................................          14,183
    Miscellaneous ..........................................           6,732
                                                                  ----------
  Total Expenses ...........................................       1,588,884
  Less expenses waived by the investment adviser and
    subadviser .............................................        (453,842)       1,135,042
                                                                  ----------       ----------
  Net investment income ....................................                        6,386,751
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  OPTIONS AND FUTURES CONTRACTS
  Realized gain on:
    Investments - net ......................................         516,095
    Futures Contracts - net ................................        (279,312)
    Options Contracts - net ................................          93,327
                                                                  ----------
    Net realized gain on investments, options and futures
      contracts ............................................         330,110
  Unrealized depreciation on:
    Investments - net ......................................      (2,877,442)
                                                                  ----------
  Net loss on investment transactions ......................                       (2,547,332)
                                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                       $3,839,419
                                                                                   ==========


                See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------
                                STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED             YEAR ENDED
                                                                DECEMBER 31,           DECEMBER 31,
                                                                    1995                   1996
                                                              ----------------       ----------------
FROM OPERATIONS
  Net investment income ....................................      $  6,488,923           $  6,386,751
  Net realized gain on investments, options and futures
    contracts ..............................................           964,359                330,110
  Unrealized appreciation (depreciation) on investments ....        12,009,442             (2,877,442)
                                                                  ------------           ------------
  Increase in net assets from operations ...................        19,462,724              3,839,419
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................        (6,224,656)            (6,049,344)
    Class B ................................................          (264,268)              (326,962)
    In excess of net investment income .....................
    Class A ................................................           (20,659)                     0
    Class B ................................................            (1,520)                     0
                                                                  ------------           ------------
                                                                    (6,511,103)            (6,376,306)
                                                                  ------------           ------------

  Increase (decrease) in net assets derived from capital
    share transactions .....................................         1,887,316             (4,013,362)
                                                                  ------------           ------------
  Total increase (decrease) in net assets ..................        14,838,937             (6,550,249)
NET ASSETS
  Beginning of the year ....................................       112,087,321            126,926,258
                                                                  ------------           ------------
  End of the year ..........................................      $126,926,258           $120,376,009
                                                                  ============           ============
DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME
  Beginning of the year ....................................      $    (55,525)          $    (60,268)
                                                                  ============           ============
  End of the year ..........................................      $    (60,268)          $    (49,823)
                                                                  ============           ============


                See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------
                                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------

                                                                         CLASS A
                                            ---------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                              1992           1993           1994            1995            1996
                                             ------         ------         ------         ------           ------
Net Asset Value, Beginning of Year ..        $16.37         $16.62         $17.27         $15.10           $16.85
                                             ------         ------         ------         ------           ------
Income From Investment Operations
Net Investment Income ...............          1.03           0.97           0.89           0.88             0.87
Net Realized and Unrealized Gain
  (Loss) on Investments .............          0.40           1.05          (2.15)          1.76            (0.35)
                                             ------         ------         ------         ------           ------
Total From Investment Operations ....          1.43           2.02          (1.26)          2.64             0.52
                                             ------         ------         ------         ------           ------
Less Distributions
Dividends From Net Investment Income          (1.03)         (0.97)         (0.89)         (0.89)           (0.87)
Distributions in excess of Net
  Investment Income .................          0.00           0.00          (0.02)          0.00             0.00
Distributions From Net Realized
Capital Gains .......................         (0.15)         (0.40)          0.00           0.00             0.00
                                             ------         ------         ------         ------           ------
Total Distributions .................         (1.18)         (1.37)         (0.91)         (0.89)           (0.87)
                                             ------         ------         ------         ------           ------
Net Asset Value, End of Year ........        $16.62         $17.27         $15.10         $16.85           $16.50
                                             ======         ======         ======         ======           ======
Total Return (%)(b) .................          9.1           12.4           (7.4)          17.8              3.2
Ratio of Operating Expenses to
  Average Net Assets (%)(a) .........          0.85           0.85           0.85           0.85             0.90
Ratio of Net Investment Income to
  Average Net Assets (%) ............          6.25           5.58           5.63           5.46             5.31
Portfolio Turnover Rate (%) .........            29             42             48            127              140
Net Assets, End of Year (000) .......       $91,932       $128,797       $107,565       $120,229         $112,934

(a) Effective September 1, 1996 expenses were voluntarily limited to 1.00% of Class A average net assets. Prior to that effective May 1, 1991 expenses were voluntarily limited to 0.85% of Class A average net assets. See Note
    4. The ratio of operating expenses to average net assets, without giving effect to this expense limitation would have been 1.26%, 1.21%, 1.24%, 1.24% and 1.27% for the years ended December 31, 1992, 1993, 1994, 1995 and 1996 respectively.

(b) A sales charge is not reflected in total return calculation.


                See accompanying notes to financial statements.

                      FINANCIAL HIGHLIGHTS -- continued

                                                                        CLASS B
                                             -----------------------------------------------------------
                                               SEPTEMBER 13(a)
                                                  THROUGH               YEAR ENDED DECEMBER 31,
                                                DECEMBER 31,      ---------------------------------------
                                                    1993             1994           1995           1996
                                               -------------        ------         ------         ------
Net Asset Value, Beginning of Period ......        $17.78           $17.26         $15.08         $16.82
                                                   ------           ------         ------         ------
Income From Investment Operations
Net Investment Income .....................          0.25             0.77           0.78           0.75
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (0.15)           (2.14)          1.74          (0.34)
                                                   ------           ------         ------         ------
Total From Investment Operations ..........          0.10            (1.37)          2.52           0.41
                                                   ------           ------         ------         ------
Less Distributions
Dividends From Net Investment Income ......         (0.22)           (0.79)         (0.78)         (0.76)
Distributions in excess of Net Investment
  Income ..................................          0.00            (0.02)          0.00           0.00
Distributions From Net Realized Capital
Gains .....................................         (0.40)            0.00           0.00           0.00
                                                   ------           ------         ------         ------
Total Distributions .......................         (0.62)           (0.81)         (0.78)         (0.76)
                                                   ------           ------         ------         ------
Net Asset Value, End of Period ............        $17.26           $15.08         $16.82         $16.47
                                                   ======           ======         ======         ======
Total Return (%) (d) ......................          0.4             (8.0)          17.0            2.6
Ratio of Operating Expenses to
  Average Net Assets (%) ..................          1.50(c)          1.50           1.50           1.55
Ratio of Net Investment Income to
  Average Net Assets (%) (b) ..............          4.26(c)          4.98           4.81           4.66
Portfolio Turnover Rate (%) ...............            42(c)            48            127            140
Net Assets, End of Period (000) ...........        $1,289           $4,523         $6,697         $7,442

(a) Commencement of operations.
(b) Effective September 1, 1996 expenses were voluntarily limited to 1.65% of Class B average net assets.
    Prior to that effective September 13, 1993 expenses were voluntarily limited to 1.50% of Class B average net assets. See Note 4. The ratio of operating expenses for Class B shares would have been
    1.86% for the period ended December 31, 1993, 1.89%, 1.89% and 1.92% for the years ended December 31,
    1994, 1995, and 1996.
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which, when combined with accrued interest or discount earned, approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS AND FUTURES. CALLS AND PUTS. The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the Fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by a Fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1996 were $167,554,699 and $170,072,243 respectively.

Investments in written options and futures contracts for the Fund for the year ended December 31, 1996 are summarized as follows:

                                                          WRITTEN OPTIONS
                                                      ------------------------
                                                      NUMBER OF    PREMIUMS
                                                      CONTRACTS    RECEIVED
Open at December 31, 1995 ..........................        0    $          0
Contracts opened ...................................    2,900       1,236,375
Contracts closed ...................................   (2,900)     (1,236,375)
                                                       ------    ------------
Open at December 31, 1996 ..........................        0    $          0
                                                       ======    ============

                                                         FUTURES CONTRACTS
                                                      ------------------------
                                                                   AGGREGATE
                                                      NUMBER OF   FACE VALUE
                                                      CONTRACTS  OF CONTRACTS

Open at December 31, 1995 ..........................        0    $          0
Contracts opened ...................................    1,225     137,275,732
Contracts closed ...................................   (1,225)   (137,275,732)
                                                       ------    ------------
Open at December 31, 1996 ..........................        0    $          0
                                                       ======    ============

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.60% of the first $100 million Fund's average daily net assets and 0.50% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors at the rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED (a)
---------------

$352,652                             New England Funds Management, L.P.
$352,651                             Back Bay Advisors, L.P.

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund,
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $29,893 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A and Class B shares (the "Plans").

Under the Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A and Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $285,148 and $17,514 in service fees for Class A and Class B shares, respectively.

Also under the Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.10% of the average daily net assets attributable to the Fund's Class A shares and up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A and Class B shares, respectively. For the year ended December 31, 1996, the Fund paid New England Funds $114,050 and $52,541 in distribution fees for Class A and Class B shares, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996, amounted to $142,419.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $139,116 as compensation for its services in that capacity.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Back Bay Advisors, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $2,194
     Meeting Fee                                           $114/meeting
     Committee Meeting Fee                                 $68/meeting
     Committee Chairman Annual Retainer                    $60

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective September 1, 1996 until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.00% of the Fund's Class A average daily net assets, and 1.65% of Class B average daily net assets. Prior to this effective May 1, 1991, Back Bay Advisors and NEFM had voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.50% of Class B average daily net assets. From May 18, 1989 through April 30, 1991 Back Bay Advisors reduced its management fee and assumed expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.35%. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the year ended December 31, 1996, Back Bay Advisors reduced its subadvisory fee of $352,651 by $226,921 and NEFM reduced its advisory fee of $352,652 by $226,921.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations.

6. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                     YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                            ----------------------------       -----------------------------
CLASS A                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                     ----------       -----------       ----------       -----------
Shares sold ..........................       1,129,898       $18,233,627          812,524       $13,207,238
Shares issued in connection with the
 reinvestment of:
  Distributions from net investment
    income ...........................         287,896         4,667,423          275,016         4,511,684
                                             ---------       -----------       ----------       -----------
                                             1,417,794        22,901,050        1,087,540        17,718,922
Shares repurchased ...................      (1,404,246)      (22,616,973)      (1,380,081)      (22,611,833)
                                             ---------       -----------       ----------       -----------
Net increase (decrease) ..............          13,548       $   284,077         (292,541)      $(4,892,911)
                                             ---------       -----------       ----------       -----------

                                                     YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                            ----------------------------       -----------------------------
CLASS B                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                     ----------       -----------       ----------       -----------
Shares sold ..........................         108,712       $ 1,767,504           72,803       $ 1,192,157
Shares issued in connection with the
 reinvestment of:
  Distributions from net investment
    income ...........................          12,879           208,742           15,083           247,027
                                             ---------       -----------       ----------       -----------
                                               121,591         1,976,246           87,886         1,439,184
Shares repurchased ...................         (23,445)         (373,007)         (34,314)         (559,635)
                                             ---------       -----------       ----------       -----------
Net increase .........................          98,146       $ 1,603,239           53,572       $   879,549
                                             ---------       -----------       ----------       -----------
Increase (decrease) derived from
  capital shares transactions ........         111,694       $ 1,887,316         (238,969)      $(4,013,362)
                                             =========       ===========       ==========       ===========

--------------------------------------------------------------------------------
                     REPORT OF THE INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of New England Funds Trust II and the Shareholders of the NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of New England Massachusetts Tax Free Income Fund as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New England Massachusetts Tax Free Income Fund as of December 31, 1996 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 10, 1997

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                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
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             399 Boylston Street

            Boston, Massachusetts

                    02116
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                  MA56-1296

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